                                                                                          EXHIBIT 31

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302

I, Patrick Planche, certify that:

1.       I have reviewed this Annual Report of Advanced Lumitech, Inc.;

2.       Based on my  knowledge,  this annual  report does not  contain  any untrue  statement  of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial statements,  and other financial information included in this report, fairly present in all material respects the financial condition, results of operations  and cash  flows of the  small  business  issuer  as of,  and for,  the  periods presented in this report;

4.       I am responsible for  establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  for the small business  issuer and have:

         (a)      Designed  such  disclosure  controls  and  procedures,  or caused such  disclosure controls  and  procedures  to be  designed  under my  supervision,  to ensure that material  information  relating  to  the  small  business  issuer,  including  its consolidated  subsidiaries,  is made known to me by others within those  entities, particularly during the period in which this report is being prepared;

         (b)      Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the  disclosure  controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

         (c)      Disclosed  in this  report  any  change in the small  business  issuer's  internal control over financial  reporting that occurred during the small business issuer's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

5.       I have  disclosed,  based on my most recent  evaluation of internal  control over financial reporting,  to the small business  issuer's  auditors and the small business issuer's audit committee of the board of directors (or persons performing the equivalent functions):

         (a)      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small  business  issuer's  ability to record,  process,  summarize  and report financial information; and

         (b)      Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the small business  issuer's  internal control over financial reporting.

Date:       August 3, 2005                            /s/ Patrick Planche
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                                                      Patrick Planche, President, Chief Executive
                                                      Officer, Treasurer and Chief Financial Officer

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